EXHIBIT 24.01

                                POWER OF ATTORNEY

         WHEREAS, OGE ENERGY CORP., an Oklahoma corporation (herein referred to as the "Company") is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment to the Registration Statement relating to the Company's Automatic Dividend Reinvestment and Stock Purchase Plan and a Post-Effective Amendment to the Registration Statement relating to the Company's Employees' Retirement Savings Plan (each, a "Post-Effective Amendment" and, collectively, the "Post-Effective Amendments"), and

         WHEREAS, each of the undersigned holds the office or offices in the Company herein below set forth opposite his name, respectively;

         THEREFORE, each of the undersigned hereby constitutes and appoints A.M. Strecker and Steven E. Moore, and each of them, his or her attorney, with full power to act for the undersigned and in the undersigned's name, place and stead, to sign the undersigned's name in the capacity set forth below to the
Post-Effective   Amendments   and  to  any   and   all   amendments   (including
post-effective amendments) to such Post-Effective Amendments, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 21st day of May, 1998.

Steven E. Moore, Director and
  Principal Executive Officer                  /s/  Steven E. Moore
                                               ---------------------------------

Herbert H. Champlin, Director                  /s/  Herbert H. Champlin
                                               ---------------------------------

Luke R. Corbett, Director                      /s/  Luke R. Corbett
                                               ---------------------------------

William E. Durrett, Director                   /s/  William E. Durrett
                                               ---------------------------------

Martha W. Griffin, Director                    /s/  Martha W. Griffin
                                               ---------------------------------

Hugh L. Hembree, III, Director                 /s/  Hugh L. Hembree, III
                                               ---------------------------------

Robert Kelley, Director                        /s/  Robert Kelley
                                               ---------------------------------

Bill Swisher, Director                         /s/  Bill Swisher
                                               ---------------------------------

Ronald H. White, M.D., Director                /s/  Ronald H. White
                                               ---------------------------------

A.M. Strecker, Principal Financial and
  Accounting Officer                           /s/  A.M. Strecker
                                               ---------------------------------

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